Exhibit 99.1

ADVANCED GAMING ASSOCIATES

LLC FINANCIAL STATEMENTS

DECEMBER 31, 2015

INDEX

PAGE

ACCOUNTANT'S AUDIT REPORT	1

FINANCIAL STATEMENT:

BALANCE SIIEET	2-3

STATEMENT OF INCOME	4-5

STATEMENT OF CASH FLOWS	6

STATEMENT OF MEMBERS' EQUITY	7

NOTES TO FINANCIAL STATEMENTS	8-10

PORTOCK, BYE, WEISS & CO., LLC

CERTIFIED PUBLIC ACCOUNTANTS JAMES F. PORTOCK, C.P.A. KIRK D. BYE, C.P.A. BRIAN C. WEISS, C.P.A.	2701 NEW ROAD, P.O. BOX 159 NORTHFIELD, NEW JERSEY 08225 (609) 646-6676 • 646-0006 FAX 484-0572

MARCH 21, 2016

TO THE MEMBERS

ADVANCED GAMING ASSOCIATES LLC

109 EAST WILMONT AVE

SOMERS POINT, NEW JERSEY 08244

ACCOUNTANT'S AUDIT REPORT

WE HAVE AUDITED THE ACCOMPANYING BALANCE SHEET OF ADVANCED GAMING ASSOCIATES LLC, AS OF DECEMBER 31, 2015 AND THE RELATED STATEMENTS OF INCOME, MEMBERS' EQUITY AND CASH FLOWS FOR THE YEAR THEN ENDED. THESE FINANCIAL STATEMENTS ARE THE RESPONSIBILITY OF THE MANAGEMENT OF ADVANCED GAMING ASSOCIATES LLC. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS BASED ON OUR AUDIT.

WE CONDUCTED THE AUDIT IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDIT TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE OUR AUDIT PROVIDES A REASONABLE BASIS FOR OUR OPINION.

IN OUR OPINION, THE FINANCIAL STATEMENTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL ASPECTS, THE FINANCIAL POSITION OF ADVANCED GAMING ASSOCIATES LLC, AS OF DECEMBER 31, 2015, AND THE RESULTS OF ITS OPERATIONS AND ITS CASH FLOWS. FOR THE YEAR THEN ENDED, IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

RESPECTFULLY SUBMITTED,

/s/ PORTOCK, BYE, WEISS & CO., LLC

CERTIFIED PUBLIC ACCOUNTANTS

MEMBER

AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS

ADVANCED GAMING ASSOCIATES LLC

BALANCE SHEET

AS OF DECEMBER 31, 2015

ASSETS

2015

CURRENT ASSETS
CASH IN BANKS	$7,238.24
ACCOUNTS RECEIVABLE	723,013.92
EMPLOYEE LOANS - R GELMAN	1,000.00
LOAN REC - M MCCORKLE	400.00
INVENTORY	705,512.60

TOTAL CURRENT ASSETS	1,437,164.76

PROPERTY AND EQUIPMENT
LEASEHOLD IMPROVEMENTS	44,448.42
TRUCKS & AUTOS	99,330.59
MACHINERY & EQUIPMENT	4,723.50
FURNITURE & FIXTURES	25,718.59
OFFICE EQUIPMENT	5,882.15
LESS: ACCUMULATED DEPRECIATION	(54,442.00)

NET PROPERTY AND EQUIPMENT	125,661.25

OTHER ASSETS
ORGANIZATION EXPENSE	5,000.00
LOAN FEES	12,400.00
LESS: ACCUMULATED AMORTIZATION	(10,939.00)

TOTAL OTHER ASSETS	6,461.00

TOTAL ASSETS	$1,569,287.01

SEE ACCOMPANYING NOTES AND ACCOUNTANT'S AUDIT REPORT

ADVANCED GAMING ASSOCIATES LLC

BALANCE SHEET

AS OF DECEMBER 31, 2015

 LIABILITIES AND CAPITAL

2015

CURRENT LIABILITIES
SALES TAX PAYABLE	$4,412.09
ACCOUNTS PAYABLE	552,147.36
NOTE PAYABLE - BMW	6,396.19
NOTE PAYABLE- FULTON BANK	189,368.22
NOTE PAYABLE - CAPE BANK	19,039.04
NOTE PAYABLE- ALLY	3,725.25

TOTAL CURRENT LIABILITIES	775,088.15

NON-CURRENT LIABILITIES
NOTE PAYABLE - CAPE BANK	166,995.67
NOTE PAYABLE - ALLY	13,895.51
NOTE PAYABLE - BMW	3,923.75

TOTAL NON-CURRENT LIABILITIES	184,814.93

TOTAL LIABILITIES	959,903.08

CAPITAL
BEGINNING CAPITAL	786,941.42
WITHDRAWS	(580,687.40)
NET PROFIT YEAR TO DATE	403,129.91

TOTAL CAPITAL	609,383.93

TOTAL LIABILITIES AND CAPITAL	$1,569,287.01

SEE ACCOMPANYING NOTES AND ACCOUNTANT'S AUDIT REPORT

ADVANCED GAMING ASSOCIATES LLC

STATEMENT OF INCOME

FOR THE 12 MONTHS ENDED DECEMBER 31, 2015

12 MONTHS ENDED
DECEMBER 31, 2015

CONTRACT INCOME
SALES	$6,706,710.91

TOTAL CONTRACT INCOME	6,706,710.91

COST OF CONTRACTS
PURCHASES	2,013,651.05
FREIGHT	41,986.04
PAYROLL	2,970,195.21
PAYROLL TAX	307,680.35
SUBCONTRACTORS	232,318.12
INVENTORY ENDING	(705,512.60)

TOTAL COST OF CONTRACTS	4,860,318.17

GROSS PROFIT	1,846,392.74

OPERATING EXPENSES (SCHEDULE)	1,443,555.34

NET OPERATING PROFIT	402,837.40

OTHER INCOME INTEREST	292.51

TOTAL OTHER INCOME	292.51

NET PROFIT	$403,129.91

SEE ACCOMPANYING NOTES AND ACCOUNTANT'S AUDIT REPORT

ADVANCED GAMING ASSOCIATES LLC

STATEMENT OF INCOME

FOR THE 12 MONTHS ENDED DECEMBER 31, 2015

12 MONTHS ENDED

DECEMBER 31, 2015

OPERATING EXPENSES
ADVERTISI NG	$5,685.52
AUTO EXPENSE	43,505.27
AUTO LEASE	9,236.88
AMORTIZATION	1,810.00
BAD DEBTS	126,324.52
BANK CHARGES	4,936.69
CONSULTATION	5,000.00
COMMISSIONS	135.00
DEPRECIATION	12,932.00
DUES & SUBSCRIPTION	1,723.61
EDUCATION	2,820.99
ELECTRIC	11,501.46
EQUIPMENT LEASING	45,460.69
GAS	6,527.22
HOSPITALIZATION	321.13
INSURANCE	113,820.11
INSURANCE - LIFE	41,153.45
INTEREST	17,451.38
JANITORIAL	5,000.00
LEGAL & PROFESSIONAL	148,696.30
LICENSES	97,040.14
MAINTENANCE	10,206.50
MEALS & ENTERTAINMENT	146,630.02
OFFICE EXPENSE	27,124.58
OUTSIDE SERVICE	3,558.80
PAYROLL SERVICE	13,609.21
PENSION EXPENSE	31,225.12
POLITICAL CONTRIBUTION	1,000.00
PROMOTION	938.45
RENT	39,726.75
STATUTORY REPRESENTATION	4,683.85
SUPPLIES	22,522.75
TAXES - OTHER	394.47
TELEPHONE	17,224.31
TRAVEL	418,553.84
UNIFORMS	4,958.76
WATER & SEWERAGE	115.57

TOTAL OPERATING EXPENSES	$1,443,555.34

SEE ACCOMPANYING NOTES AND ACCOUNTANT'S AUDIT REPORT

ADVANCED GAMING ASSOCIATES LLC

STATEMENT OF CASH FLOWS

FOR THE 12 MONTHS ENDED DECEMBER 31, 2015

2015
CASH FLOWS FROM OPERATING ACTIVITIES
NET INCOME (LOSS)	$403,129.91

NON-CASH ITEMS INCLUDED IN NET INCOME DEPRECIATION	12,932.00
AMORTIZATION	1,810.00

CHANGES IN:
ACCOUNTS RECEIVABLE	159,876.88
INVENTORY	(705,512.60)
401K PAYABLE	(113.50)
ACCOUNTS PAYABLE	538,569.51
SALES TAX PAYABLE	3,959.82

TOTAL ADJUSTMENTS	11,522.11

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	414,652.02

CASH FLOWS FROM INVESTING ACTIVITIES
TRUCKS & AUTOS	(24,762.46)
FURNITURE & FIXTURES	(3,251.00)
OFFICE EQUIPMENT	(3,480.00)

NET CASH PROVIDED BY (USED IN)
INVESTING ACTIVITIES	(31,493.46)

CASH FLOWS FROM FINANCING ACTIVITIES
EMPLOYEE LOANS • R GELMAN	(1,000.00)
LOAN REC • PAUL	200.00
LOAN REC • M MCCORKLE	(400.00)
NOTE PAYABLE BMW	(6,275.90)
NOTE PAYABLE CAPE BANK	(20,000.00)
NOTE PAYABLE CAPE BANK	(16,493.79)
NOTE PAYABLE ALLY	17,620.76
WITHDRAWS/INVESTMENT	189,368.22
NOTE PAYABLE - FULTON BANK	(580,687.40)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(417,668.11)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(34,509.55)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	41,747.79

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$7,238.24

CASH PAID FOR INTEREST	$17,451.38

SEE ACCOMPANYING NOTES AND ACCOUNTANT'S AUDIT REPORT

ADVANCED GAMING ASSOCIATES LLC

STATEMENT OF MEMBERS' EQUITY

AS OF DECEMBER 31, 2015

MEMBERS' EQUITY - DECEMBER 31, 2014	$786,941.42

NET INCOME (SCHEDULE)	403,129.91

MEMBERS' WITHDRAWALS	{580,687.40)

MEMBERS' EQUITY - DECEMBER 31, 2015	$609,383.93

SEE ACCOMPANYING NOTES AND ACCOUNTANTS AUDIT REPORT

ADVANCED GAMING ASSOCIATES, LLC

NOTES TO FINANCIAL

STATEMENTS

DECEMBER 31, 2015

NOTE I – SUMMARY OF SIGNIFICANT

ACCOUNTING POLICIES NATURE OF BUSINESS

THE COMPANY IS A DIVERSE SALES AND SERVICE ORGANIZATION FOCUSED ON PROVIDING TURN KEY SERVICES FOR GAMING FLOORS AND SLOT MANUFACTURERS. THE COMPANY'S REVENUE IS PRIMARILY DERIVED FROM FIXED PRICED CONTRACTS, WHICH ARE GENERALLY COMPLETED IN ONE YEAR OR LESS.

ACCOUNTING BASIS FOR RECORDING INCOME

THE COMPANY REPORTS REVENUE AND EXPENSES UNDER THE ACCRUAL BASIS METHOD OF ACCOUNTING. INCOME IS REPORTED WHEN EARNED AND EXPENSES ARE RECORDED WHEN INCURRED.

CASH AND CASH EQUIVALENTS

FOR THE PURPOSES OF THE STATEMENT OF CASH FLOW, THE COMPANY CONSIDERS ALL HIGHLY LIQUID INVESTMENTS WITH A MATURITY OF THREE MONTHS OR LESS TO BE CASH EQUIVALENTS. THE COMPANY, AT TIMES, MAINTAINS CASH BALANCES WHICH MAY EXCEED FEDERALLY INSURED AMOUNTS AT A SINGLE FINANCIAL INSTITUTION.

ACCOUNTS RECEIVABLE

MANAGEMENT HAS CONSIDERED ACCOUNTS RECEIVABLE TO BE FULLY COLLECTABLE, ACCORDINGLY, NO PROVISION FOR BAD DEBTS HAS BEEN MADE. UNCOLLECTABLE ACCOUNTS ARE CHARGED TO EXPENSES AS INCURRED.

PROPERTY, EQUIPMENT AND DEPRECIATION

EQUIPMENT IS STATED AT COST. DEPRECIATION IS CALCULATED USING THE MODIFIED ACCELERATED COST RECOVERY SYSTEM (MACRS) OVER STATUTORY PERIODS. THESE LIVES MAY BE SHORTER THAN THE ESTIMATED USEFUL LIVES THAT WOULD HAVE BEEN USED UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. THIS VARIANCE CAUSED BY MACRS IN NOT CONSIDERED TO BE MATERIAL.

ORGANIZATION EXPENSE

ORGANIZATION EXPENSES INCURRED IN THE FORMATION OF THE COMPANY ARE AMORTIZED OVER 5 YEARS ON A STRAIGHT LINE BASIS

LOAN FEES

LOAN FEES INCURRED IN FINANCING THE NEW DEBT AS DESCRIBED IN NOTE 3 ARE BEING AMORTIZED OVER THE IO YEAR LIFE OF THE LOAN

INCOME TAXES

IN 2014 THE ENTITY HAD ELECTED WITH THE INTERNAL REVENUE SERVICE TO BE TAXABLE AS A SUBCHAPTER S CORPORATION FOR FEDERAL PURPOSES. THEREFORE, THERE IS NO FEDERAL TAX AT THE CORPORATE LEVEL. PROFITS AND LOSSES ARE PASSED THROUGH TO THE INDIVIDUAL SHAREHOLDERS' INCOME TAX RETURN. FOR STATE PURPOSES THE COMPANY REMAINS A LIMITED LIABILITY COMPANY. THE PROFITS AND LOSSES ARE ALSO PASSED THROUGH TO THE MEMBERS AND THEREFORE TAXED BY THE INDIVIDUAL.

NOTE 2-PROPERTY AND EQUIPMENT

THE FOLLOWING IS A SUMMARY OF PROPERTY AND EQUIPMENT AT COST LESS ACCUMULATED DEPRECIATION AS OF DECEMBER 31, 2015.

LEASEHOLD IMPROVEMENTS	$44,448.42
TRUCKS & AUTOS	99,330.59
FURNITURE & FIXTURES	25,718.59
MACHINERY & EQUIPMENT	4,723.50
OFFICE EQUIPMENT	5,882.15

TOTAL	$180,103.25
ACCUMULATED DEPRECIATION	54,442.00

NET PROPERTY & EQUIPMENT	$125,661.25

DEPRECIATION EXPENSE FOR 2015 WAS $ 12,932.00

NOTE 3-NOTES PAYABLE

NOTES PAYABLE CONSIST OF THE FOLLOWING:

ON DECEMBER 16, 2011, THE COMPANY, ALONG WITH OWNER OF THE COMPANY AND THE REAL ESTATE COMPANY, OWNED BY THE OWNER OF THE COMPANY, BORROWED $700,000 FROM CAPE BANK. ALL THREE ARE GUARANTORS OF THE LOAN. THE PROCEEDS WERE USED TO PAY OFF EXISTING DEBT OF THE COMPANY AND MORTGAGES ON PROPERTIES OWNED BY THE OWNER & THE OFFICERS OF THE COMPANY. THE PROCEEDS OF THE $700,000 WHICH WERE UTILIZED BY ADVANCED GAMING ASSOCIATES LLC WAS $315,000. THIS IS THE ONLY DEBT REFLECTED ON THE FINANCIAL STATEMENTS OF THIS COMPANY. ON FEBRUARY 7, 2014 THE TERMS OF THE LOAN WERE RENEGOTIATED. THE PRINCIPAL BALANCE WAS CHANGED TO $ 485,000.00 WITH A 5% INTEREST RATE. HOWEVER, THE COMPANY IS ONE OF THE GUARANTORS OF THE TOTAL DEBT. THE BALANCE OWED BY ALL ENTITIES AT DECEMBER 31, 2015 IS $413,410.68 OF WHICH $186,034.81 IS REFLECTED ON THE FINANCIAL STATEMENTS OF ADVANCED GAMING LLC. THE NOTE BEARS INTEREST AT THE RATE OF 5% PER ANNUM WITH A MATURITY DATE OF FEBRUARY 1, 2024. THE TOTAL MONTHLY PAYMENT IS $5,160.45 WHICH WILL CONTINUE THROUGH FEBRUARY 1, 2024 AT WHICH TIME THE PRINCIPAL WILL BE PAID IN FULL.

PRINCIPAL MATURITIES ARE SUMMARIZED AS FOLLOWS:

	ADVANCED GAMING LLC REPRESENTING 45% OF THE LOAN	TOTAL LOAN
2016	19,039	42,309
2017	20,013	44,474
2018	21,037	46,749
2019	22,113	49,141
2020	23,245	51,655
THEREAFTER	80,588	179,083

ON APRIL 12, 2014 THE COMPANY ENTERED INTO AN INSTALLMENT NOTE TO PURCHASE A VEHICLE. THE AMOUNT BORROWED WAS $20,615.54 WITH MONTHLY PAYMENTS OF $446.71 AT AN INTEREST RATE OF 1.9%. THE MONTHLY PAYMENTS WILL CONTINUE FOR 48 MONTHS ENDING IN MAY OF 2018.

ON APRIL 7, 2015 THE COMPANY ENTERED INTO AN INSTALLMENT NOTE TO PURCHASE A CARGO VAN. THE AMOUNT BORROWED WAS $20,000 WITH A MONTHLY PAYMENT OF $379.00 AT AN INTEREST RATE OF 5.09%. THE MONTHLY PAYMENTS WILL CONTINUE FOR 60 MONTHS ENDING IN MAY OF 2020.

THE PRINCIPAL MATURITIES OF THE TWO INSTALLMENT LOANS ARE AS FOLLOWS:

2016	10,121
2017	7,846
2018	4,129
2019	4,346
2020	1,499

THE COMPANY ENTERED INTO A CREDIT LINE WITH FULTON BANK OF NEW JERSEY ON OCTOBER 2, 2015. THE CREDIT LIMIT IS $500,000 OF WHICH $189,368.22 WAS UTILIZED AS OF DECEMBER 31, 2015. THE INTEREST RATE IS VARIABLE BASED ON THE WALL STREET JOURNAL U.S. PRIME, WHICH IS THE BASE RATE ON CORPORATE LOANS POSTED BY AT LEAST 75% OF THE NATION'S LARGEST BANKS. THE INTEREST RATE AT DECEMBER 31, 2015 WAS 4.5%.

NOTE 4-RELATED PARTY TRANSACTIONS

THE COMPANY LEASES ITS OFFICE SPACE ON A MONTH TO MONTH BASIS FROM ITS SOLE MEMBER'S ENTITY. RENT EXPENSE FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 2015 WAS $4,500.00.

NOTE 5 -RETIREMENT PLAN

THE COMPANY MAINTAINS A DEFINED BENEFIT PENSION PLAN IN COMBINATION WITH A DEFINED CONTRIBUTION PROFIT SHARING PLAN WITH A 401K. ELIGIBLE EMPLOYEES INCLUDE FULL-TIME WITH A YEAR OF SERVICE WITH A MINIMUM AGE OF 21. THE CONTRIBUTION BY THE COMPANY FOR THE YEAR IS $31,225.12.